UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2017 (April 28, 2017)

HARRIS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Blvd., Melbourne, Florida		32919

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (321) 727-9100

No change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 28, 2017, Harris Corporation (the “Company”) completed the previously announced sale to MHVC Acquisition Corp. (the “Buyer”), an affiliate of Veritas Capital Fund Management, L.L.C., of the Company’s government services business that was operated within the Company’s former Critical Networks segment in the areas of space and intelligence, advanced solutions, civil and healthcare, defense, NASA and range, and managed satellite and terrestrial communications (the “Business”). The sale of the Business was consummated pursuant to the terms of a definitive Sale Agreement, dated as of January 26, 2017, by and between the Company and the Buyer (the “Agreement”), which provided for a purchase price of $690 million in cash, subject to customary purchase price adjustments as set forth in the Agreement. The Company previously disclosed its entry into the Agreement in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 1, 2017 (the “Prior 8-K”).

Pursuant to the Agreement, at closing the Company sold and transferred to the Buyer, and the Buyer purchased from the Company, (a) the shares of certain subsidiaries through which the Company operated a portion of the Business and (b) certain assets used in or related to the Business; and the Buyer assumed certain liabilities related to such assets or the Business, subject to certain exclusions and indemnities as set forth in the Agreement (the “Transaction”). The Agreement provides that, subject to certain limitations and conditions set forth in the Agreement, the Company and the Buyer will indemnify each other for, among other things, breaches of representations, warranties and covenants contained in the Agreement, taxes and certain other liabilities, including in the case of the Company, indemnify the Buyer for certain specified liabilities and certain undisclosed liabilities arising prior to the consummation of the Transaction. In addition to the assumption of liabilities by the Buyer as described above, at closing the Company received net cash proceeds of approximately $650 million, after estimated transaction expenses and estimated adjustments in respect of net cash and working capital, and subject to post-closing finalization of those adjustments as set forth in the Agreement. The Company’s air traffic management business and Pacific Missile Range Facility program were not part of the Transaction.

No material relationship exists between the Company or any of its affiliates, directors or officers or any associate of any such director or officer, on one hand, and the Buyer or its affiliates, on the other hand, other than in respect of the Agreement. Pursuant to the Agreement and in accordance with the description in the Prior 8-K, at closing the Company and its applicable affiliate(s), on one hand, and the Buyer and its applicable affiliate(s), on the other hand, entered into, among other agreements, a transition services agreement relating to the continued provision of certain services for the Business by the Company and its applicable affiliate(s) for a period of up to eighteen (18) months, an intellectual property agreement relating to the cross-license of certain intellectual property rights, and certain commercial and other ancillary agreements.

In addition, the Transaction resulted in one or more persons ceasing to be a member of the controlled group of each of the following plans sponsored by the Company and its affiliates: Harris Corporation Salaried Retirement Plan (Plan Number 001); Harris Corporation Pension Plan for Employees in the Communications Solutions Bargaining Unit (Plan Number 004); Harris Corporation Pension Plan for Employees in the Electronic Systems/Integrated Electronic Warfare Systems Bargaining Unit (Plan Number 006); Harris Corporation Pension Plan for Employees in the Night Vision Bargaining Unit (Plan Number 019); Harris Corporation Pension Plan for Employees at the Pacific Missile Range Facility (Plan Number 235); and EDO Corporation Employees Pension Plan (Plan Number 001) (the “Pension Plans”). Following the Transaction, the Company and its affiliates continue to maintain the Pension Plans and administer benefits to their respective participants.

The foregoing description of the sale of the Business is only a summary, does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Prior 8-K and the full text of the Agreement (which was filed as Exhibit 2.1 to the Prior 8-K), both of which are incorporated in this Item 2.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information.

Unaudited Pro Forma Condensed Consolidated Statements of Income of the Company for the fiscal years ended July 1, 2016, July 3, 2015 and June 27, 2014 are furnished as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated in this Item 9.01(b) by reference. Because the assets and liabilities of the Business were reported as assets and liabilities of discontinued operations, respectively, at March 31, 2017 and July 1, 2016, and the results of operations of the Business for the three quarters ended March 31, 2017 were reported as discontinued operations, in the unaudited condensed consolidated financial statements and notes thereto in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2017, the Company has not included other pro forma financial information in this Item 9.01(b).

(d) Exhibits.

The following exhibits are filed or furnished herewith:

2.1
Sale Agreement, dated as of January 26, 2017, between Harris Corporation and MHVC Acquisition Corp., incorporated herein by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed with the SEC on February 1, 2017.*

* Certain schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the SEC.

99.1	Unaudited Pro Forma Condensed Consolidated Statements of Income of Harris Corporation for fiscal years ended July 1, 2016, July 3, 2015 and June 27, 2014 (furnished pursuant to Item 9.01(b)).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION
	By:	/s/ Rahul Ghai
		Name:	Rahul Ghai
Date: May 4, 2017		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
Under Regulation S-K,
Item 601	Description

2.1
Sale Agreement, dated as of January 26, 2017, between Harris Corporation and MHVC Acquisition Corp., incorporated herein by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed with the SEC on February 1, 2017.*

* Certain schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the SEC.

99.1	Unaudited Pro Forma Condensed Consolidated Statements of Income of Harris Corporation for fiscal years ended July 1, 2016, July 3, 2015 and June 27, 2014 (furnished pursuant to Item 9.01(b)).